Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350 OF CHAPTER 63 OF 18 U.S.C.
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SICOR Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission, accompanied by this written statement (the “Report”), I, David C. Dreyer, Vice President, Interim Chief Financial Officer and Treasurer of the Company, certify pursuant to § 1350 of Chapter 63 of 18 U.S.C., as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David C. Dreyer

David C. Dreyer
Vice President, Interim Chief Financial Officer and Treasurer
November 14, 2003